Voya Insurance and Annuity Company and its Separate Account B Voya Rollover ChoiceSM Variable Annuity Supplement dated June 9, 2015 to the Contract Prospectus dated May 1, 2015

This supplement updates the Prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the Prospectus for future reference. If you have any questions, please call Customer Service at 1-800-366-0066.

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NOTICE OF AND IMPORTANT INFORMATION REGARDING FUND SUBSTITUTIONS

The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the Fidelity® VIP Equity-Income Portfolio and/or the Pioneer Equity Income VCT Portfolio.

On May 12, 2015, the Securities and Exchange Commission issued an order to permit Voya Insurance and Annuity Company (the “Company”) and its Separate Account B (the “Separate Account”) to replace, effective on or about the close of business on August 14, 2015 (the “Substitution Date”), the following “Existing Funds” with the corresponding “Replacement Fund”:

Existing Funds	Replacement Fund
Fidelity® VIP Equity-Income Portfolio (Service Class 2) Pioneer Equity Income VCT Portfolio (Class II)	Voya RussellTM Large Cap Value Index Portfolio (Class S)

The following lists important information regarding the upcoming fund substitutions:

•         Prior to the Substitution Date, and for thirty days thereafter you may transfer amounts allocated to the subaccount that invests in an Existing Fund to any other available subaccount or any available fixed account free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers). Withdrawals may be taken during the same period, but only in accordance with and subject to the terms and conditions of your Contract.

•         On the Substitution Date, your investment in the subaccounts that invest in the Existing Funds will automatically become an investment in the subaccount that invests in the Replacement Fund with an equal total net asset value.

•         You will not incur any fees or charges or any tax liability because of the substitution, and your Contract value immediately before the substitution will equal your Contract value immediately after the substitution.

•         The overall fees and expenses of the Replacement Fund are less than those of the Existing Funds. The Replacement Fund’s fees and expenses, investment objective and information about the Replacement Fund's investment adviser/subadviser are more fully described in the Replacement Fund’s summary prospectus.

•         Prior to the Substitution Date you will be sent a summary prospectus for the Replacement Fund. Read this summary prospectus carefully before deciding what to do with amounts allocated to the Subaccount that invests in the Replacement Fund. If you have not received one, or if you need another copy, please contact Customer Service at 1-800-366-0066

•         After the Substitution Date, the subaccounts investing in the Existing Funds will no longer be available through the Contract and there will be no further disclosure regarding them in any future Contract prospectus or supplements to the Contract prospectus. Unless you provide us with alternative allocation instructions, after the Substitution Date all allocations directed to the subaccounts that invested in the Existing Funds will be automatically allocated to the subaccount that invests in the Replacement Fund. You may give us alternative allocation instructions at any time by contacting Customer Service at 1-800-366-0666.

X.ROLLO-15	June 2015